Exhibit 99.2

Exhibit 99.2 Spearheading Immunotherapies CLINICAL PIPELINE UPDATE DECEMBER 8, 2020

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “target,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Harpoon Therapeutics’ expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that could cause Harpoon Therapeutics’ clinical development programs, future results or performance to differ significantly from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements about the progress, timing, scope, design and anticipated results of clinical trials, the timing of the presentation of data, the association of data with potential treatment outcomes, the development and advancement of product candidates, and the timing of development milestones for product candidates. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, clinical trial site activation or enrollment rates that are lower than expected, unanticipated or greater than anticipated impacts or delays due to COVID-19, changes in expected or existing competition, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, the risk that trials may be delayed and may not have satisfactory outcomes, and unexpected litigation or other disputes that impede clinical trial progress. Other factors that may cause Harpoon Therapeutics’ actual results to differ from those expressed or implied in the forward-looking statements in this presentation are discussed in Harpoon Therapeutics’ filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. Except as required by law, Harpoon Therapeutics assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Broad Pipeline of Immuno-Oncology Programs

Four Clinical Stage TriTAC Programs in 2020

	Product Candidate	Target / Indication	Stage of Development: Preclinical	Phase 1	Phase 2	Phase 3	2020 Achieved Milestones
TriTAC	HPN424	PSMA / Prostate cancer					POC data presented at ASCO
TriTAC	HPN536	MSLN / Ovarian, pancreatic and other solid tumors					Interim data disclosed 12/2020
TriTAC	HPN217	BCMA / Multiple myeloma			abbvie		Initiated Phase 1/2 clinical trial
TriTAC	HPN328	DLL3 / Small cell lung cancer					Submitted IND and plan to initiate Phase 1/2 study by EOY 2020
Pro	HPN601	EpCAM / GI cancers					Nominated IND candidate

PSMA: Prostate Specific Membrane Antigen
MSLN: Mesothelin
BCMA: B Cell Maturation Antigen
DLL3: Delta-Like Ligand 3

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• Clinical pipeline update – Status of ongoing TriTAC clinical trials – Some initial observations from fixed-dose cohort escalation phase • Focus on emerging interim efficacy data on HPN424 –Confirmed PR observed at highest fixed dose tested • HPN536: Half-life greater than 70 hours • HPN217: More than 100-fold increase in dose in 8 months • Outline expected milestones in 2021 – Full program updates planned for medical conferences in 2021

Clinical Update HPN424

HPN424 Phase 1/2a Dose Escalation

Dose Escalation / Expansion, Safety & PK Study




Part 1 – Dose Escalation
Dose Escalation: Single Patient
≥ Gr 2 study drug related toxicity
Fixed Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
Step Dosing
Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
MTD or recommended
Phase 2 dose
Part 2 – Dose Expansion
20 pts treated at recommended
phase 2 dose determined in Part 1

- **Target Population**
  - Metastatic Castration-Resistant Prostate Cancer (mCRPC)
  - Disease progression on the prior systemic regimen
  - At least two prior systemic therapies approved for mCRPC
  - Prior chemotherapy allowed, but not required

- **Trial Design**
  - Key objectives include characterization of safety, pharmacokinetics, and identification of dose for expansion
  - Tumor assessments performed every 9 weeks and include conventional CT and bone scans and PSA
  - Additional assessments include cytokines, CTC

- **Dosing, Administration & Exposure**
  - HPN424 administered once weekly, one-hour IV infusion
    - One cycle is 3 weeks
  - Starting dose of 1.3ng/kg established by minimally anticipated biological effect level
  - As of December 1, 2020, 69 patients have been dosed across 14 cohorts
    - Fixed Dose: 1.3 to 160ng/kg
    - Step Dose: 100 ng/kg priming dose as first dose → 300ng/kg target dose at second dose and thereafter

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Data from clinical database as of December 1, 2020 Age (Years) Median 70 Range 44—91 Race White 53 (77%) Black or African 6 (9%) American Asian 2 (3%) Other / Not reported 8 (12%) ECOG Performance Status 0 33 (48%) 1 36 (52%) PSA (ng/mL) Mean 524 Median 190 Range 0.1—5000 LDH (U/L) Mean 358 Median 235 Range 117—1303 Location of Metastases Bone 56 (81%) Lymph Node 35 (51%) Lung 7 (10%) Liver 6 (9%) Other 9 (13%) Time Since Diagnosis (Years) Mean 8.9 Median 7.5 Range 0.0 – 27.1 Reason for Entering Study PSA Progression 23 (35%) PSA & Clinical Progression 2 (3%) PSA & Radiographic 7 (11%) Progression Radiographic Progression 16 (25%) Unknown 18 (28%) # of Prior Therapies Median (Range) 6 (1 – 15) # of Prior Novel Hormonal Therapies Median (Range) 2 (0 – 3) Prior Chemotherapy (in mCRPC setting) N 50 of 66 (76%) Median (Range) 1 (0 – 3) • Median of 6 prior systemic therapies, median of 2 prior novel hormonal therapies • 76% of patients had prior chemotherapy in metastatic castration-resistant setting

Data from clinical database as of December 1, 2020 (n=69) Event, n (%) All Grades Grade 3+ Cytokine-Related Adverse Eventsa Chills 42 (61%) 0 (0%) Cytokine Release Syndromeb 40 (58%) 6 (9%) Pyrexia 40 (58%) 0 (0%) Hypotension 22 (32%) 2 (3%) Infusion Related Reaction 18 (26%) 0 (0%) Flushing 12 (17%) 0 (0%) LFTs AST Increase 16 (23%) 10 (14%) ALT Increase 16 (23%) 7 (10%) All Other Adverse Events Fatigue 33 (48%) 3 (4%) Anemia 23 (33%) 9 (13%) Nausea 23 (33%) 0 (0%) Vomiting 19 (28%) 1 (1%) Constipation 15 (22%) 0 (0%) Back Pain 14 (20%) 4 (6%) Decreased Appetite 14 (20%) 0 (0%) Tachycardia 12 (17%) 0 (0%) Arthralgia 10 (14%) 1 (1%) Diarrhea 10 (14%) 0 (0%) Headache 10 (14%) 0 (0%) Insomnia 10 (14%) 0 (0%) Hyponatremia 8 (12%) 3 (4%) Dyspnea 8 (12%) 1 (1%) Dizziness 8 (12%) 0 (0%) Hypoxia 7 (10%) 2 (3%) Pain in Extremity 7 (10%) 1 (1%) Confusional State 7 (10%) 0 (0%) • Grade 3 CRS observed - Transient - Manageable • Transient elevation of liver enzymes observed - Majority in the setting of CRS - No clinical sequelae • DLTs - Gr 3 CRS (n=2) - Gr 3 Elevated lipase (n=1)* - Gr 3 Seizure (n=1)* *previously reported May 2020

Data from clinical database as of December 1, 2020 • Fifty-nine patients treated across 12 fixed-dose cohorts (1.3 ïƒ 160 ng/kg) • Time on Treatment – Patients average time on treatment > 3 months, and ranges up to 110 weeks – Ten of 44 (23%) patients with treatment start at least 6 months ago have remained on treatment beyond 24 weeks • PSA – Of 49 patients with post-baseline PSA assessments, 11 pts (22%) had PSA declines from baseline ranging from -3.8% to -76% – Includes 3 PSA50, 1 PSA30 • Tumor assessment – Nine of 19 (47%) pts with measurable disease and >1 post-baseline scan remained stable as best response – One patient with confirmed PR (per RECIST v1.1) • Clinical activity at highest fixed dose tested, 160 ng/kg (n=7) – One confirmed PR – 3/7 with PSA reduction

[Graphic Appears Here] 4 patients experienced Grade 2 CRS, no Grade 3+ CRS observed

• Patient 057, a 75-year old male, diagnosed January 2002 Baseline Characteristics Patient 057 PSA Values Reason for Study Radiographic L 40 ECOG 1 35 Entry Progression ng/m 30 PSA 39 Location of Lymph Nodes Disease Assessment (ng/mL) Metastases PR PR ADT, LDH (U/L) 147 Prior Therapies bicalutamide, 0 9 18 apalutamide Weeks PR Partial Response • Initiated HPN424 at 160ng/kg • Demonstrated partial response (-32%) at 1st post-baseline scan at Week 9, confirmed PR                (-43%) at Week 18 • Showed 10% PSA decrease from baseline • Remains on study after 20 weeks of treatment

Target lesion assessment: • Baseline 28mm • Scan at 9 weeks 19mm -32% decrease • Scan at 18 weeks 16mm -43% decrease

Data from clinical database as of December 1, 2020 • Fifty-nine patients treated across 12 fixed-dose cohorts (1.3 ïƒ 160ng/kg) – Early clinical signals include time on treatment and PSA kinetics • Encouraging clinical activity at highest fixed dose tested (160ng/kg) – 1 patient had confirmed RECIST partial response – Three of 7 (43%) had PSA reduction • Weekly treatment generally well-tolerated – MTD not yet identified • Patients now enrolling at 300ng/kg in step-dose cohort • Anticipate Phase 1 data presentation 1H21 • Preparation to identify dose and patient population for expansion cohort underway – Initiation targeted for 1H21 – Expansion data update by end of year 2021

Clinical Update HPN536

HPN536 Phase 1/2a Dose Escalation





Part 1 – Dose Escalation
Dose Escalation: Single Patient
≥ Gr 2 study drug related toxicity
Fixed Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
Step Dosing
Dose Escalation: 3 + 3
(3 – 6 pts per dose level)
MTD or recommended
Phase 2 dose
Part 2 – Dose Expansion
3 Cohorts (Ovarian, Pancreatic and
Mesothelioma)
~20 patients per cohort
(Simon 2-Stage design)

- **Target population (dose escalation)**
  - Platinum refractory or platinum resistant epithelial ovarian, fallopian tube, or primary peritoneal cancer
  - Unresectable, locally advanced or metastatic pancreatic adenocarcinoma progressing on or after frontline treatment
  - Malignant pleural or peritoneal mesothelioma with epithelioid histology progressing on or after frontline platinum-based chemotherapy

- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity

- **Dosing, administration**
  - HPN536 administered once weekly, one-hour IV infusion
  - Starting dose of 6ng/kg established by minimally anticipated biological effect level

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Data from clinical database as of December 1, 2020 Dose Cohort N Tumor Types Treated (ng/kg) 1 6* 1 Ovarian 2 18* 1 Ovarian 3 54* 1 Ovarian 4 68 6 4 Ovarian, 2 Pancreatic 5 90 7 5 Ovarian, 2 Pancreatic 6 120 6 3 Ovarian, 3Pancreatic 7 160 3 1 Ovarian, 2 Pancreatic 8 210 5 1 Peritoneal Meso, 2 Ovarian, 2 Pancreatic 9 280 5 2 Ovarian, 3 Pancreatic Step Dose 1 600 4 1 Peritoneal Meso, 1 Ovarian, 2 Pancreatic Step Dose 2 1200 Open for enrollment Total 39 21 Ovarian, 16 Pancreatic, 2 Peritoneal Meso * No dexamethasone premedication administered at initiation of HPN536 treatment

Data from clinical database as of December 1, 2020 • Median of 4 prior systemic therapies • 66% of patients had progressive disease as best response to most recent prior therapy Age (Years) Median (Range) 59 (26 – 73) Sex Female 30 (79%) Race White 36 (92%) Asian 2 (5%) Multiple 1 (3%) ECOG Performance Status 0 19 (49%) 1 20 (51%) CA-125 (U/mL) N 12 Median (Range) 138 (15 – 4478) CA19-9 (U/mL) N 14 Median (Range) 1556 (2 – 95088) Time Since Diagnosis (Years) Median (Range) 2.5 (0.4 – 12.8) # of Prior Therapies Median (Range) 4 (1 – 10) Best Response to Most Recent Prior Tx Complete Response 1 (3%) Partial Response 3 (8%) Stable Disease 7 (18%) Progressive Disease 25 (66%) Unevaluable 2 (6%)

HPN536 Phase 1/2a Dose Escalation Adverse Events (CTCAE v5.0) in >10% of Patients by Grade, Regardless of Relationship Data from clinical database as of December 1, 2020 Event, n (%) All Grades (%) Grade 3+ (%) • 39 patients in safety database Cytokine-mediated Adverse Eventsa Pyrexia 5 (13%) 0 (0%) Chills 3 (8%) 0 (0%) • No DLTs to-date Cytokine Release Syndromeb 1 (3%) 1 (3%) Hypotension 1 (3%) 1 (3%) All Other Adverse Events • 1 event of CRS (Grade 3) occurred Nausea 11 (28%) 1 (3%) Dyspnea at 54ng/kg in the absence of 11 (28%) 1 (3%) Constipation 10 (26%) 0 (0%) dexamethasone premedication; Decreased Appetite 9 (23%) 0 (0%) was Hypokalemia 9 (23%) 2 (5%) Event resolved and patient Abdominal Pain 8 (21%) 1 (3%) successfully re-treated Fatigue 8 (21%) 0 (0%) Abdominal Distension 7 (18%) 1 (3%) • Most frequent AEs include Vomiting 7 (18%) 0 (0%) Dehydration 7 (18%) 0 (0%) dyspnea, abdominal pain, Headache 7 (18%) 0 (0%) constipation Cough 6 (15%) 0 (0%) Peripheral Edema 5 (13%) 0 (0%) Symptoms of underlying disease Back Pain 5 (13%) 1 (3%) Insomnia 5 (13%) 0 (0%) Pulmonary Embolism 5 (13%) 3 (8%) Anemia 4 (10%) 1 (3%) Diarrhea 4 (10%) 0 (0%) a Includes AEs that were reported as concurrent symptoms of the CRS events b CRS Grading according to Lee Criteria, 2014

Data from clinical database as of December 1, 2020 • Linear kinetics: dose-dependent in Cmax and AUC, dose-independent T1/2, clearance rate, volume of distribution • Overall median T1/2: 70.9 hours, range of 30.6 – 145.8 hrs [Graphic Appears Here]

[Graphic Appears Here] • 21 ovarian cancer patients enrolled across 10 dose cohorts • Time on treatment ranged from 1+ to 35 weeks • Four of 17 (24%) eligible patients remained on treatment beyond 24 weeks • Eight of 12 (67%) evaluable patients have shown stability of target lesions

HPN536 Phase 1/2a Dose Escalation: Focus on Ovarian Cancer Data from clinical database as of December 1, 2020 • Patient 029, a 63-year old female, diagnosed in December 2017 with epithelial ovarian cancer Baseline Characteristics Stage IIIC Location of Metastases Lymph Nodes (2) ECOG 1 Reason for Study Entry Progressive Disease 1. Paclitaxel + Carboplatin Histology Serous Prior Therapies 2. Gemcitabine + Carboplatin + Bevacizumab 3. Liposomal Doxorubicin Time on Most Recent Mesothelin H-Score 95 12.1 Weeks Prior Therapy Patient 029 Tumor Assessments on Treatment 0 9 18 27 36 Stable Disease Time on Treatment (Weeks) (RECISTv1.1) • Initiated HPN536 at 120ng/kg • Demonstrated 25% reduction in target lesions at 2nd post-baseline scan, stable disease per RECISTv1.1 • Remains on study after 27 weeks of treatment

Data from clinical database as of December 1, 2020 • 39 patients enrolled across 9 fixed dose cohorts and 1 step-dose cohort, from 6 to 600ng/kg • Patients now enrolling at 1200ng/kg in step-dose cohort – 600ng/kg cohort under evaluation • Median half-life of 70 hours supports once weekly HPN536 administration • Encouraging profile across fixed doses tested in platinum-refractory/resistant ovarian cancer patients – Treatment well tolerated – Four of 17 eligible patients remained on treatment beyond 6 months – 8 of 12 (67%) evaluable ovarian cancer patients have shown stable target lesions • Anticipate expansion cohort initiation by end of year 2021 • Anticipate Phase 1 data presentation by end of year 2021

Clinical Update HPN217 and HPN328

Part 1 – Dose Escalation Dose Escalation: Single Patient ï,³ Gr 2 adverse event Fixed Dose Escalation: 3 + 3 Step Dosing (3 – 6 pts per dose level) Dose Escalation: 3 + 3 (3 – 6 pts per dose level) MTD or recommended Phase 2 dose Part 2 – Dose Expansion Patients treated at the recommended phase 2 dose determined in Part 1 • Target population - Relapsed/Refractory Multiple Myeloma (R/R MM) - Disease progression on the prior systemic regimen - At least three prior therapies including a proteasome inhibitor, an immunomodulatory agent, and an anti-CD38 antibody • Trial objectives - Assess safety and tolerability at increasing dose levels - Pharmacokinetic and pharmacodynamic data - Evaluate preliminary anti-tumor activity • Dosing and administration - Weekly IV infusion of HPN217 • Trial status - Dose escalation ongoing - US and EU sites open and recruiting - Expect interim data in 2021 - Expect initiation of dose expansion cohort in 2H2021

Data from clinical database as of December 1, 2020 • Dose escalation progressing quickly with single-patient cohorts, >100-fold increase in 8 months • Once weekly administration tolerated, no DLTs observed to date Cohort Dose (µg) N 1 5 1 2 15 1 3 30 2 4 90 1 5 270 1 6 810 1 Total 7

Data as of December 1, 2020 • HPN217 PK consistent with design and projection - Extended half-life: 104-225 hours over the dose range of 5 to 270µg/week - Dose proportional increase in Cmax and AUC - Dose independent clearance and volume of distribution, indicating linear kinetics [Graphic Appears Here] Nominal times used in analysis (instead of actual dosing time, similar results expected)

HPN328 Phase 1/2 Study

An Open-Label, Multi-Center, Dose Escalation / Expansion, Safety & PK Study





Part 1 – Dose Escalation
Dose Escalation: Single Patient Fixed Dosing
≥ Gr 2 AE related or suspected related to HPN328
Dose Escalation: 3 + 3
(3 – 6 pts per cohort)
Step dosing implemented at this point
MTD or RP2D
Part 2 – Dose Expansion
Up to 27 patients with relapsed SCLC at the recommended phase 2 dose
Simon 2-Stage Design

- **Target population**
  - Small Cell Lung Cancer relapsed after platinum chemotherapy
  - Other malignancies with high grade neuroendocrine features R/R to Standard of Care (SOC) or no SOC available

- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - pK and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity

- **Dosing and administration**
  - Weekly infusion of HPN328 **starting at 15µg (flat dose)**
    - Corresponds to EC50
  - One cycle = 21 days (3 doses)
  - All patients: Premedication with dexamethasone, Tylenol, and histamine receptor blockers at initial dose(s)

- **Status**
  - First site open and recruiting

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Data as of December 1, 2020 • HPN424: PSMA for prostate cancer – Clinical activity at 160ng/kg highest fixed dose tested (n=7) • 1 patient had confirmed RECIST partial response • Three of 7 (43%) had PSA reduction, one of which was a PSA50 – Patients now enrolling at 300 ng/kg in step-dose cohort • HPN536:    MSLN for ovarian, pancreatic and mesothelioma – Half-life extension of 70 hours supports once weekly HPN536 administration – 8 of 12 (67%) evaluable ovarian cancer patients showed stable target lesions – Patients now enrolling at 1200ng/kg in step-dose cohort • HPN217: BCMA for multiple myeloma – Dose escalation advancing to 6th dose cohort – >100 fold dose increase in 8 months – pK data confirms half-life extension • HPN328: DLL3 for small cell lung cancer and other neuroendocrine tumors – Designed for rapid escalation – Trial open for recruitment

Broad Pipeline of Immuno-Oncology Programs

Four Clinical Stage TriTAC Programs

	Product Candidate	Target / Indication	Stage of Development: Preclinical	Phase 1	Phase 2	Phase 3	Anticipated 2021 Milestones
TriTAC	HPN424	PSMA / Prostate cancer					Data presentation 1H Initiate expansion cohort 1H Dose expansion data EOY
TriTAC	HPN536	MSLN / Ovarian, pancreatic and other solid tumors					Data presentation at a medical conference Initiate expansion cohort 2H
TriTAC	HPN217	BCMA / Multiple myeloma			abbvie		Data presentation at a medical conference Initiate expansion cohort 2H
TriTAC	HPN328	DLL3 / Small cell lung cancer					Data presentation at a medical conference 2H
Pro	HPN601	EpCAM/GI cancers					IND-enabling studies

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Spearheading Immunotherapies CLINICAL PIPELINE UPDATE DECEMBER 8, 2020